Second Quarter 2026 Quarter Ended June 30, 2026 Earnings Presentation

Forward-Looking Statements & Non-GAAP Measures This presentation and the accompanying remarks contain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management’s current beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate" or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions, including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2025 and 2024. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. See our earnings release, Form 10-K and Form 10-Q for further information regarding these non-GAAP financial measures.

The Investment Case ACIC is a disciplined, high-return specialty underwriter compounding book value through the cycle 1 Leading Franchise The #1 admitted commercial-residential insurer in Florida, profitable every year since 2007. 2 Discipline & Returns Mid-20s ROE and a 68.6% underlying combined ratio, earned during soft market with declining pricing. 3 Catastrophe Protection Structured so a severe hurricane year is expected to be an earnings event, not a capital event. 4 Alignment & Capital Roughly 50% insider-owned, compounding book value, and returning capital to shareholders. 5 Growth Optionality A credible path to broader specialty E&S: AmRisc now, ACES ahead. ¹GAAP results for AmCoastal only 1

The Leading Florida Franchise The #1 admitted commercial-residential insurer in Florida, profitable every year since 2007. How the business is built AmCoastal: the balance-sheet carrier, with the #1 admitted commercial-residential share in Florida. AmRisc: an exclusive distribution and underwriting partner, not a subsidiary. Skyway (SKU): the managing general agency that produces and underwrites commercial property. ACES: the emerging specialty E&S carrier that is expected to expand underwriting reach over time. #1 FL commercial-residential ~4,450 Policies in force $573.0M Premium in force 2007 Profitable since inception

Second Quarter 2026 Financial Scorecard Another profitable quarter: margin and returns continue to be strong during the soft market cycle. $0.33 2Q-25: $0.54 $7.21 +10.7% vs YE 2025 26.6% 2Q-25: 41.1% $5.90 +13.1% vs YE 2025 Core EPS Book Value / Share Return on Equity Tangible Book Value / Share 74.3% 2Q-25: 60.6% 68.7% 2Q-25: 62.2% Combined Ratio Underlying Combined Ratio Compared to the prior-year quarter unless noted. Reconciliations in Detailed Financials.

Managing the Cycle We are prioritizing underwriting margin over top-line growth, and the returns show it is working. The market is softening Gross written premium down 5.3% year-over-year, on a ~24% decline in net pricing, with E&S contributing $28.7M year-to-date to offset the softening market. Ceded written premium down 8.8% year-over-year, inclusive of expanding our core catastrophe exhaustion point in 2026. We are declining underpriced accounts rather than defend position at the expense of returns. Our discipline is working Underlying combined ratio held at 68.7%, an uptick from 62.2% in the prior year, but still best in class. Return on equity of 26.6%. Book value per share up 10.7% since December 31, 2025, and 20.2% year-over-year and compounding. Kroll Bond Rating Agency Upgraded AmCoastal’s insurance financial strength rating to A from A- and ACIC’s issuer and debt ratings to BBB from BBB- on July 21, 2026. Pricing remains above its long-run mean; the technical pricing chart is in Detailed Financials.

Second Quarter 2026 Results Core income of $16.5M and a 68.7% underlying combined ratio, in line with our targets. Earnings Combined Ratio Reconciliation 2Q-26 2Q-25 Net premiums earned $69.7M $78.5M Total revenue $82.6M $86.5M Net income $21.9M $26.4M Diluted EPS $0.44 $0.53 Core income $16.5M $26.8M Core EPS (diluted) $0.33 $0.54 Core income declined 38.5% on lower earned premium, a deliberate result of underwriting discipline. 2Q-26 2Q-25 Net loss & LAE ratio 27.0% 19.8% Net expense ratio 47.3% 40.8% Combined ratio 74.3% 60.6% Less: current-year CAT 4.5% 0.0% Less: unfavorable (favorable) PY development 1.1% (1.6%) Underlying combined ratio 68.7% 62.2% $3.1M of current year catastrophe losses and $767K of unfavorable prior-year reserve development. Full P&L in Detailed Financials.

Compounding Book Value & Returning Capital

Book value compounding ~43% over three years, aligned ownership and capital returned.

Book Value per Share



$8
$7
$6
$5
$4
$3
$2
$1
$0
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

$2.45 (Q3-23) → $7.21 (Q2-26) | 3-yr CAGR 43.3%

Alignment & Capital Return

- ~50% owned by directors and officers.
- Special dividends of $0.50 (2024) and $0.75 (2025).
- Debt-to-total-capital improved to 30.5%.
- Ratings: Upgraded by Kroll in July. Kroll A (Stable), Demotech A (Exceptional), BBB (Stable) issuer.

ACIC AMERICAN COASTAL INSURANCE CORPORATION

8

Strong Catastrophe Protection A severe hurricane year is expected to be an earnings event, not a capital event. June 1, 2026 Renewal Outcome ~$1.68B of total per-occurrence limit placed. Reinsurer panel broadened from 25 to 31, with improved per-occurrence and aggregate protection. $400M of cascading coverage down to $50M in third and subsequent events. Multi-Year Coverage means $764M of limit placed ahead of the 2027 renewal excluding FHCF limit. All-perils covered above $50M retention. Subsequent 8/1/2026 buy-down of our first event retention to $23.5M. Managing Net Premiums Quota share cession stepped down from 20% to 15% effective June 1, 2025. Reinsurance ceding ratio fell to 49.8%, from 52.6%, inclusive of expanded coverage purchased. Net premium earned decreased 11.1% to $69.7M, despite gross earned premium falling 16.2%. We expect net premiums to normalize as our June 1, 2026 renewal savings earn off. 3-year reinsurance cost is down approximately 36% to 40% while coverage broadened.

A Credible Path to Specialty E&S Growth Broadening beyond Florida, without chasing underpriced business. Lever 1: AmRisc E&S Participation Quota share supporting AmRisc’s nationwide E&S commercial property book. Commenced in March, $28.7M written premium year-to-date. Publicly framed as roughly $70M to $80M of 2026 written premium. ACES specialty carrier is pending approval in Arizona. Expected to begin contributing new E&S business in 2027. LIVE NOW Lever 2: ACES & Skyway Platform 2027

High-Quality Investment Portfolio A short-duration, high quality portfolio adding steady, low-risk investment income. 2.3 yrs Portfolio duration 4.33% Yield-to-Maturity 81.7% Rated A or higher A+ Composite rating Asset composition ($M) Total cash & investments of $650.0M as of June 30, 2026.

In Summary Q2 confirms the case: disciplined, high-return, well-protected, aligned and building growth. 1 Leading Franchise #1 admitted commercial-residential share; profitable every year since 2007. 2 Discipline & Returns 68.7% Underlying combined ratio and 26.6% return on equity. 3 Catastrophe Protection 6.1.2026 renewal improved terms and lowered cost; an earnings event, not a capital event. 4 Alignment & Capital Book value +20.2% year-over-year, ~50% insider-owned, special dividends paid. 5 Growth Optionality E&S participation live now; ACES contributing in 2027.

Detailed Financials Summary of key results · Operating overview · Balance sheet · Liquidity & book value trends · Investment portfolio · Pricing environment

2Q-26 & 1H-26 Summary of Key Results The softening market has put pressure on margins, but we remain in line with our target.

2Q-26 Operating Overview The softening market continues to impact the book, but results remain strong. Revenue and earnings are under pressure as the market continues to soften, but we anticipate our June 1, 2026 renewal will stabilize revenues in future periods.

Balance Sheet Highlights Book value continues to grow, and liquidity remains strong.

Historical Pricing Environment We continue to see pricing decrease but remain above historical mean and moving commensurate with reinsurance pricing. Generational Hard Market Normalized ROE Technical Price Level Meaningful Reforms Implemented in FL